Mar. 01, 2020

Russell Investment Company: Classes A, C, C1, E, M, P, R6, S, T and Y

RUSSELL INVESTMENT COMPANY

Supplement dated June 3, 2020 to

PROSPECTUS DATED March 1, 2020

EMERGING MARKETS FUND RISK/RETURN SUMMARY: The following replaces the risk factor entitled “Emerging Markets Equity Securities” in the sub-section entitled “Principal Risks of Investing in the Fund” in the Risk/Return Summary Section for the Emerging Markets Fund in the Prospectus listed above:

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Emerging Markets Equity Securities. Investing in emerging market equity securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets equity securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity (including as a result of a significant reduction in the number of market participants or transactions); significant price volatility; restrictions on foreign investment; possible difficulties in the repatriation of investment income and capital including as a result of the closure of securities markets in an emerging market country; and, generally, less stringent investor protection standards as compared with investments in U.S. or other developed market equity securities. In addition, emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, all material information may not be available or reliable. U.S. regulatory authorities’ ability to enforce legal and/or regulatory obligations against individuals or entities, and shareholders’ ability to bring derivative litigation or otherwise enforce their legal rights, in emerging market countries may be limited.